                                                                      EXHIBIT 21


Subsidiaries of Viacom Inc. are listed below.


SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

1020917 Ontario Inc.                                                      Canada (Ontario)
13 Radio Corporation                                                      Delaware
176309 Canada Inc.                                                        Canada (Federal)
2 Day Video, Inc.                                                         Texas
2 Day Video, Inc. of Georgia                                              Georgia
24th Floor Inc.                                                           Canada (Ontario)
2gether Productions Inc.                                                  Canada (B.C.)
37th Floor Productions Inc.                                               Delaware
38th Floor Productions Inc.                                               Delaware
5555 Communications Inc.                                                  Delaware
559733 British Columbia Ltd.                                              Canada (B.C.)
730806 Alberta Ltd.                                                       Canada (Alberta)
730995 Ontario Inc.                                                       Canada (Ontario)
779991 Ontario Inc.                                                       Canada (Ontario)
90210 Productions, Inc.                                                   California
9076-7849 Quebec Inc.                                                     Canada (Quebec)
A.S. Payroll Company                                                      California
Aaron Spelling Productions, Inc.                                          California
Abaco Farms, Limited                                                      Bahamas
Addax Music Co., Inc.                                                     Delaware
Administradora de Anuncios Comerciales, S.A .de C.A.                      Mexico
Aetrax International Corporation                                          Delaware
Affichage Methfessel                                                      France
Affilog S.A.R.L.                                                          France
Afram Films, Inc.                                                         Delaware
After School Productions Inc.                                             Delaware
Agency Films Inc.                                                         Canada (Ontario)
Ages Electronics, Inc.                                                    Delaware
Ages Entertainment Software, Inc.                                         Delaware
Ainsa de Mexico, S.A. de C.V.                                             Mexico
All Media Inc.                                                            Delaware
Alspec B.V.                                                               Netherlands
ALTSIM Inc.                                                               Delaware
Amadea Film Productions, Inc.                                             Texas
Amanda Productions Inc.                                                   Canada (Ontario)
Amazing Race Productions Inc.                                             Delaware
American Journal Inc.                                                     New York
Ananda Lewis Show Inc., The                                               California



SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

Anastasia Advertising Art, Inc.                                           Florida
Antics G.P. Inc.                                                          Delaware
Antics Inc.                                                               Delaware
A-R Acquisition Corp.                                                     Delaware
Ardnasillagh Ltd.                                                         Ireland
Are We Having Fun Yet? Productions                                        Canada (B.C.)
Aros N.V.                                                                 Switzerland
Around the Block Productions, Inc.                                        Delaware
Artcraft Productions Inc.                                                 Delaware
Aspenfair Music, Inc.                                                     California
Atlanta Bus Shelters                                                      Georgia
Atlantic Associates, Inc.                                                 Delaware
Atlantic Prospect, Inc.                                                   New York
ATR Films Inc.                                                            Canada (Ontario)
Audio House, Inc., The                                                    California
Avery Productions Inc.                                                    Delaware
BAPP Acquisition Corp.                                                    Delaware
Bardwire Inc.                                                             Delaware
Belhaven Limited                                                          Bahamas
BET Acquisition Corp.                                                     Delaware
BET Animations, LLC                                                       Delaware
BET Arabesque, LLC                                                        Delaware
BET Comic View Inc.                                                       Delaware
BET Creations, Inc.                                                       Delaware
BET Development Company                                                   Delaware
BET Documentaries, LLC.                                                   Delaware
BET Event Productions, LLC                                                Delaware
BET Holdings Inc.                                                         Delaware
BET Innovations Publishing, Inc.                                          Delaware
BET International, Inc.                                                   Delaware
BET Live From LA, LLC                                                     Delaware
BET Live Production, LLC                                                  Delaware
BET Music Soundz, Inc.                                                    Delaware
BET Oh Drama!, LLC                                                        Delaware
BET Pictures II Development & Production, Inc.                            Delaware
BET Pictures II Distribution, Inc.                                        Delaware
BET Pictures II, LLC                                                      Delaware
BET Publications, LLC                                                     Delaware
BET Radio, L.L.C.                                                         Delaware
BET Satellite Services, Inc.                                              Delaware
BET Services, Inc.                                                        Washington D.C.
BET Television Productions, LLC                                           Delaware


SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

Beta Theatres Inc.                                                        Delaware
Beverlyfax Music, Inc.                                                    California
Big Planet Video, Inc.                                                    New Hampshire
Big Shows Inc.                                                            Delaware
Big Ticket Music Inc.                                                     Delaware
Big Ticket Pictures Inc.                                                  Delaware
Big Ticket Productions Inc.                                               Delaware
Big Ticket Television Inc.                                                Delaware
Billboard S.A.                                                            France
Black Entertainment Television, Inc.                                      Washington D.C.
Black Rock Enterprises, Inc.                                              New York
Blockbuster Airships, Inc.                                                Delaware
Blockbuster Amphitheater Corporation                                      Delaware
Blockbuster Argentina S.A.                                                Argentina
Blockbuster Australia Pty Ltd.                                            Australia
Blockbuster BEI Taiwan Ltd.                                               Taiwan
Blockbuster Canada Co.                                                    Canada (Nova Scotia)
Blockbuster Canada Inc.                                                   Delaware
Blockbuster Computer Systems Corporation                                  Florida
Blockbuster de Mexico, S.A. de C.V.                                       Mexico
Blockbuster Distribution, Inc.                                            Delaware
Blockbuster Entertainment (Ireland) Ltd.                                  Ireland
Blockbuster Entertainment Corporation                                     Delaware
Blockbuster Entertainment Limited                                         United Kingdom
Blockbuster Express (Scotland) Ltd.                                       United Kingdom
Blockbuster Express Limited                                               United Kingdom
Blockbuster Global Services Inc.                                          Delaware
Blockbuster Holding Danmark A/S                                           Denmark
Blockbuster Holdings Ireland                                              Ireland
Blockbuster Hong Kong Ltd.                                                Hong Kong
Blockbuster Inc.                                                          Delaware
Blockbuster International Spain Inc.                                      Delaware
Blockbuster International Taiwan B.V.                                     Netherlands
Blockbuster Investments LLC                                               Delaware
Blockbuster Ireland Ltd.                                                  Ireland
Blockbuster Limited Partner Holdings LLC                                  Delaware
Blockbuster Mid-America, Inc.                                             Delaware
Blockbuster On-Line Services, Inc.                                        Delaware
Blockbuster Park Lands, Inc.                                              Florida
Blockbuster Park, Inc.                                                    Delaware
Blockbuster Retail Mexico, S.A. de R.L.                                   Mexico
Blockbuster SC Video Operating Corporation                                Delaware


SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

Blockbuster Services Inc.                                                 Delaware
Blockbuster Technology Holding Corporation                                Delaware
Blockbuster Texas LP                                                      Delaware
Blockbuster UK Limited                                                    United Kingdom
Blockbuster Uruguay Limitada                                              Uruguay
Blockbuster Video (New Zealand) Ltd.                                      New Zealand
Blockbuster Video Acquisition Corp.                                       Delaware
Blockbuster Video Denmark A/S                                             Denmark
Blockbuster Video Espana, SpA                                             Spain
Blockbuster Video International Corporation (Chile) Limitada              Chile
Blockbuster Video Jylland A/S                                             Denmark
Blockbuster Video Superstores (Australia) Pty Limited                     Australia
Blockbuster.com Holding Inc.                                              Delaware
Blockbuster.com LLC                                                       Delaware
Blue Cow Inc.                                                             Delaware
BN Productions Inc.                                                       Delaware
Bombay Hook Limited                                                       Delaware
Box Italy LLC, The                                                        Delaware
Box Italy S.R.L., The                                                     Italy
Box Worldwide LLC, The                                                    Delaware
Brady Productions Inc.                                                    Canada (Ontario)
Branded Productions Inc.                                                  California
Bronson Gate Film Management GmbH                                         Germany
Bruin Music Company                                                       Delaware
BS Hotel, Inc.                                                            Delaware
Butterick Road Productions Inc.                                           Canada (Ontario)
C & W Land Corporation                                                    New Jersey
C-28 FCC Licensee Subsidiary, LLC                                         Delaware
C-34 FCC Licensee Subsidiary, LLC                                         Delaware
Cania Productions Inc.                                                    Canada (Ontario)
Capital Equipment Leasing Limited                                         United Kingdom
Caroline Film Productions, Inc.                                           California
CATV Enterprises, Inc.                                                    New York
CBS Broadcast International Asia Inc.                                     New York
CBS Broadcast International of Canada, Ltd.                               Canada (Federal)
CBS Broadcast Services, Ltd.                                              England
CBS Broadcasting Inc.                                                     New York
CBS Cable Networks, Inc.                                                  Delaware
CBS Canada Co.                                                            Canada (Nova Scotia)
CBS Dallas Media, Inc.                                                    Delaware
CBS Dallas Ventures, Inc.                                                 Texas
CBS FMX Stereo, Inc.                                                      New York

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

SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

CBS Mass Media Corporation                                                Delaware
CBS News Communications Inc.                                              New York
CBS Overseas Inc.                                                         New York
CBS Pageants, Inc.                                                        Delaware
CBS Sports Asia Inc.                                                      New York
CBS Survivor Productions, Inc.                                            Delaware
CBS Technology Corporation                                                Delaware
CBS TeleNoticias do Brasil Ltda.                                          Brazil
CBS Worldwide Inc.                                                        Delaware
Central Fidelity Insurance Company                                        Vermont
Centro de Productos de Mexico S.A. de C.V.                                Mexico
Centurion Satellite Broadcast Inc.                                        Delaware
Century Entertainment Ltd.                                                United Kingdom
CG Films Inc.                                                             Canada (Ontario)
Channel 28 Television Station, Inc.                                       Delaware
Channel 34 Television Station, Inc.                                       Delaware
Charlotte Amphitheater Corporation                                        Delaware
Chartbusters (NJ) Ltd.                                                    United Kingdom
Chazo Productions Inc.                                                    Delaware
CI Productions Inc.                                                       Canada (B.C.)
Cinema Dominicana S.A.                                                    Dominican Republic
Cinematic Arts B.V.                                                       Netherlands
Cities                                                                    France
City Lights Productions Inc.                                              Canada (B.C.)
City Outdoor Levante S.R.L.                                               France
City Outdoor S.R.L.                                                       Italy
Cityvision Investments Ltd.                                               United Kingdom
Cityvision PLC                                                            United Kingdom
Cityvision Videotheken Ges.M.B.H.                                         Austria
Classless Inc.                                                            Delaware
Climate Productions Inc.                                                  Canada (Ontario.)
Cloverleaf Productions Inc.                                               Delaware
Columbia Television, Inc.                                                 New York
Columbus Circle Films Inc.                                                Delaware
Compelling Music Corporation                                              California
Core Productions Inc.                                                     Canada (B.C.)
Corporate Fleet Leasing Company, Inc.                                     Delaware
Country Entertainment, Inc.                                               Delaware
Country Music Television, Inc.                                            Tennessee
Country Network Enterprises, Inc.                                         Delaware
country.com, Inc.                                                         Delaware
Cover Productions Inc.                                                    California


SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

D.E.J. Productions Inc.                                                   Delaware
Danielle Productions LLC                                                  Delaware
Day Reagan Productions Inc.                                               Canada (Ontario)
DC Films Inc.                                                             Canada (B.C.)
Debate Films Inc.                                                         Canada (Ontario)
Defenders Productions Inc.                                                Canada (Ontario)
Delaware Blue Steel Inc.                                                  Delaware
Delcroix Affiage S.A.R.L.                                                 France
Design-Graphics, Inc.                                                     Florida
Desilu Productions, Inc.                                                  Delaware
DIGICO Inc.                                                               Delaware
Direcorp, S.A. de C.V.                                                    Mexico
Direct Court Productions, Inc.                                            Delaware
Direct Production Group Inc.                                              Delaware
DTE Films LLC                                                             Delaware
Dynamic Soap, Inc.                                                        California
Eagle Direct Inc.                                                         Delaware
Effect Media Buitenreclame B.V.                                           Netherlands
Effect Media Vervoersreclame B.V.                                         Netherlands
Eighth Century Corporation                                                Delaware
Elite Productions Inc.                                                    Delaware
Emily Productions LLC                                                     Delaware
Energy Development Associates, Inc.                                       Delaware
Ensign Music Corporation                                                  Delaware
EPI Music Company                                                         California
Erica Film Productions, Inc.                                              California
Ersh, Inc.                                                                New York
ET Media Group Inc.                                                       Delaware
ETS Pegouret                                                              France
Evergreen Programs, Inc.                                                  New York
EWB Corporation                                                           Delaware
Eye Net Works Inc.                                                        Delaware
Eye Productions Inc.                                                      Delaware
Family Entertainment Centers, Inc.                                        Florida
Famous Music Corporation                                                  Delaware
Famous Music Publishing Limited                                           United Kingdom
Famous Orange Productions Inc.                                            Delaware
Famous Players Films Inc.                                                 Canada (Federal)
Famous Players Inc.                                                       Canada (Federal)
Famous Players International B.V.                                         Netherlands
Famous Players Investments B.V.                                           Netherlands
Famous Players Media Inc.                                                 Canada (Ontario)


SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

Festival Inc.                                                             Delaware
Film Intex Corporation                                                    Delaware
Filmcraft Productions Inc.                                                Delaware
Films Paramount S.A.                                                      France
FLC Holding Corp.                                                         Florida
Focus Video Pty. Ltd.                                                     Australia
Forty-Fourth Century Corporation                                          Delaware
Four Crowns, Inc.                                                         Delaware
French Street Management Inc.                                             Delaware
Fried Worms Productions Inc.                                              Delaware
Front Street Management Inc.                                              Delaware
Futa B.V.                                                                 Netherlands
Future General Corporation                                                Delaware
G & W Leasing Company                                                     Delaware
Games Animation Inc.                                                      Delaware
Games Exchange Inc.                                                       Delaware
Games Productions Inc.                                                    Delaware
Gateway Fleet Company                                                     Delaware
GC Productions Inc.                                                       Delaware
Giraudy S.A.                                                              France
Gladwin of Indiana, Inc.                                                  Indiana
GLD Holdings L.L.C.                                                       Delaware
Glendale Property Corp.                                                   Delaware
Global Film Distributors B.V.                                             Netherlands
Glory Productions Inc.                                                    Delaware
GNS Productions Inc.                                                      Delaware
Go Mass Media Finance S.A.                                                France
Go Mass Media S.A.                                                        France
Go Outdoor Systems Holdings S.A.                                          France
Golden Communications, Inc.                                               Michigan
Gorgen, Inc.                                                              California
Grace Productions LLC                                                     Delaware
Grammar Productions Inc.                                                  Delaware
Gramps Company, Inc., The                                                 Delaware
Granite Productions, Inc.                                                 California
Great American Entertainment Motion Pictures, Inc.                        California
Great American Entertainment Television, Inc.                             California
Green Tiger Press, Inc.                                                   California
Group W Television Stations, Inc.                                         Delaware
Groupo de Video, S. de R.L. de C.V.                                       Mexico
Groupo Operador de Videos, S. de R.L. de C.V.                             Mexico
GS Films Inc.                                                             Canada (Ontario)

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

SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

Gulf & Western Indonesia, Inc.                                            Delaware
Gulf & Western Intercontinental Investments N.V.                          Netherlands Antilles
Gulf & Western International Finance N.V.                                 Switzerland
Gulf & Western International N.V.                                         Netherlands Antilles
Gulf & Western Limited                                                    Bahamas
Hamilton Projects, Inc.                                                   New York
Hardwood Productions Inc.                                                 Canada (Ontario)
Harvester Press Limited, The                                              United Kingdom
Haunted Productions Inc.                                                  Canada (B.C.)
Heartland Productions Inc.                                                Canada (Alberta)
Hemisphere Broadcasting Corporation                                       Delaware
HFM Productions Inc.                                                      Canada (Ontario)
High Command Productions Limited                                          United Kingdom
Hit Radio, Inc.                                                           New York
House of Yes Productions Inc.                                             Delaware
HTL Productions Inc.                                                      Canada (Ontario)
Image Edit, Inc.                                                          Delaware
Imagine Radio, Inc.                                                       California
Impression Recherche Et Publicite S.A.                                    France
IMR Acquisition Corp.                                                     Delaware
INFCO Network Inc.                                                        Delaware
Infinity Broadcasting Corporation                                         Delaware
Infinity Broadcasting Corporation of Atlanta                              Delaware
Infinity Broadcasting Corporation of Baltimore                            New York
Infinity Broadcasting Corporation of Boston                               Delaware
Infinity Broadcasting Corporation of Chesapeake                           Delaware
Infinity Broadcasting Corporation of Chicago                              Delaware
Infinity Broadcasting Corporation of Dallas                               Delaware
Infinity Broadcasting Corporation of Detroit                              Delaware
Infinity Broadcasting Corporation of Florida                              Delaware
Infinity Broadcasting Corporation of Ft. Worth                            Delaware
Infinity Broadcasting Corporation of Glendale                             Delaware
Infinity Broadcasting Corporation of Illinois                             Delaware
Infinity Broadcasting Corporation of Los Angeles                          Delaware
Infinity Broadcasting Corporation of Maryland                             Delaware
Infinity Broadcasting Corporation of Michigan                             Delaware
Infinity Broadcasting Corporation of Northern California                  Delaware
Infinity Broadcasting Corporation of San Antonio                          Texas
Infinity Broadcasting Corporation of San Francisco                        Delaware
Infinity Broadcasting Corporation of Tampa                                Delaware
Infinity Broadcasting Corporation of Texas                                Delaware
Infinity Broadcasting Corporation of Washington                           Delaware

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

SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

Infinity Broadcasting Corporation of Washington, D.C.                     Delaware
Infinity Broadcasting East Holdings Corporation                           Delaware
Infinity Broadcasting East Inc.                                           Delaware
Infinity Broadcasting Operations Inc.                                     Delaware
Infinity Broadcasting Partner I Inc.                                      Delaware
Infinity Holdings Corp. of Chesapeake                                     Delaware
Infinity Holdings Corp. of Ft. Worth                                      Delaware
Infinity Holdings Corp. of Massachusetts                                  Delaware
Infinity Holdings Corp. of Orlando                                        Delaware
Infinity KFRC-FM, Inc.                                                    Delaware
Infinity KOAI-FM Holdings Corporation                                     Delaware
Infinity KOAI-FM Licensee Corporation                                     Delaware
Infinity KOAI-FM, Inc.                                                    Delaware
Infinity Media Corporation                                                Delaware
Infinity Network, Inc.                                                    Delaware
Infinity of Chesapeake Licensee Corporation                               Delaware
Infinity of Ft. Worth Licensee Corporation                                Delaware
Infinity Outdoor of Florida Holding Co.                                   Delaware
Infinity Outdoor of Florida, Inc.                                         Florida
Infinity Promotions Group Inc.                                            Delaware
Infinity Radio Holdings, Inc.                                             Virginia
Infinity Radio Inc.                                                       Delaware
Infinity Radio License Inc.                                               Delaware
Infinity Radio of Austin Inc.                                             Delaware
Infinity Radio of Charlotte License Inc.                                  Virginia
Infinity Radio of Kansas City License Inc.                                Virginia
Infinity Radio of North Carolina License Inc.                             Virginia
Infinity Radio of Pittsburgh License Inc.                                 Virginia
Infinity Radio of Portland Inc.                                           Delaware
Infinity Radio of Sacramento Inc.                                         Pennsylvania
Infinity Radio of Sacramento License Inc.                                 Virginia
Infinity Radio of San Jose Inc.                                           California
Infinity Radio of Seattle License Inc.                                    Virginia
Infinity Radio of St. Louis License Inc.                                  Virginia
Infinity Radio of Washington License Inc.                                 Virginia
Infinity Technical Services Inc.                                          Delaware
Infinity Texas Partner II Inc.                                            Delaware
Infinity Ventures, Inc.                                                   Delaware
Infinity WLIF, Inc.                                                       Maryland
Infinity WLIF-AM, Inc.                                                    Maryland
Infinity WOAZ-FM, Inc.                                                    Massachusetts
Infinity WPGC (AM), Inc.                                                  Delaware


SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

Inside Edition  Inc.                                                      New York
International Overseas Film Services, Inc.                                Delaware
International Overseas Productions, Inc.                                  California
International Raw Materials Limited                                       Bahamas
Interstitial Programs Inc.                                                Delaware
Irvine Games Inc.                                                         Delaware
Irvine Games USA Inc.                                                     Delaware
Isabel Boutique S.A.                                                      France
Jerry's Outdoor Advertising, Inc.                                         Florida
Jiffy Billboards, Inc.                                                    Florida
Joseph Productions Inc.                                                   Delaware
Just For Kids Limited                                                     Ireland
Just U Productions, Inc.                                                  California
Justice Productions Inc.                                                  Canada (Ontario)
K.W.M. Inc.                                                               Delaware
King World Animation Inc.                                                 California
King World Corporation                                                    Delaware
King World Developtment Inc.                                              California
King World Direct Inc.                                                    Delaware
King World Media Sales Inc.                                               Delaware
King World Merchandising, Inc.                                            Delaware
King World Productions, Inc.                                              Delaware
King World Studios West Inc.                                              California
King World/GSN Inc.                                                       Delaware
King World/LR Inc.                                                        California
Kings Island Company                                                      Delaware
KTVT Broadcasting Company, L.P.                                           Texas
KUTV Holdings, Inc.                                                       Delaware
KW Development Inc.                                                       California
KWP Studios Inc.                                                          California
KWTS Productions Inc.                                                     California
L23 Productions Inc.                                                      Canada (Ontario)
Ladies Man Productions Inc.                                               Canada (Ontario)
Ladies Man Productions USA Inc.                                           Delaware
Large Ticket Songs Inc.                                                   Delaware
Laurel Entertainment, Inc.                                                Delaware
LDI Limited                                                               United Kingdom
Level Nine Productions Inc.                                               Canada (B.C.)
Levitt Property Managers, Inc.                                            California
List Productions Inc.                                                     Canada (Ontario)
Lizarb Holding B.V.                                                       Netherlands
Long Road Productions                                                     Illinois


SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

Low Key Productions Inc.                                                  Delaware
LS Productions Inc.                                                       Canada (Ontario)
Maarten Investerings Partnership                                          New York
Made To Love Productions Inc.                                             Canada (Ontario)
Magic Hour Productions, Ltd.                                              Canada (B.C.)
Magic Molehill Productions, Inc.                                          California
Magical Motion Pictures Inc.                                              Delaware
Magicam, Inc.                                                             Delaware
Major Video Super Stores, Inc.                                            Nevada
Marathon Holdings Inc.                                                    Delaware
Mars Film Produzione S.P.A.                                               Italy
Matlock Company, The                                                      Delaware
Mattalex Corporation                                                      Delaware
Maxim Video Leasing Ltd.                                                  United Kingdom
Maxim Video Ltd.                                                          United Kingdom
Maxmedia, Inc.                                                            Florida
Media Trend S.R.L.                                                        Italy
Mediamax Buitenreclame B.V.                                               Netherlands
Mediamax Group B.V.                                                       Netherlands
Mediamax Intersales B.V.                                                  Netherlands
Mediamax Lichtreclme B.V.                                                 Netherlands
Mediamax Locale En Regionale Buitenreclame B.V.                           Netherlands
Mediamax Norge A.S.                                                       Netherlands
Mediamax Participatiemaatschappij B.V.                                    Netherlands
Mediamax Stadsklokken B.V.                                                Netherlands
Mediamax Streekvervoersreclame B.V.                                       Netherlands
Mediamax Vervoersclame B.V.                                               Netherlands
Melrose Productions Inc.                                                  California
Meredith Productions LLC                                                  Delaware
Merlot Film Productions, Inc.                                             California
Merritt Inc.                                                              Delaware
Methessel S.A.                                                            France
Metro Poster Advertising Ltd.                                             Ireland
Metrobus Advertising Lmited                                               United Kingdom
Michaela Productions Inc.                                                 Delaware
Mischief New Media Inc.                                                   New York
Mobi Espace S.A.R.L.                                                      France
Mobinfo S.A.                                                              France
Montgomery Acquisition, Inc.                                              Delaware
MTV Animation Inc.                                                        Delaware
MTV Asia Development Company Inc.                                         Delaware
MTV Asia LDC                                                              Cayman Islands


SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

MTV Asia Ownership One LDC                                                Cayman Islands
MTV Asia Ownership Two LDC                                                Cayman Islands
MTV Asia Ventures Co.                                                     Cayman Islands
MTV Australia Inc.                                                        Delaware
MTV Europe                                                                Delaware
MTV Hong Kong Limited                                                     Hong Kong
MTV India Development Company Inc.                                        Delaware
MTV India LDC                                                             Cayman Islands
MTV Networks AB                                                           Sweden
MTV Networks B.V.                                                         Netherlands
MTV Networks Belgium                                                      Belguim
MTV Networks Company                                                      Delaware
MTV Networks de Mexico S. de R.L. de C.V.                                 Mexico
MTV Networks Enterprises Inc.                                             Delaware
MTV Networks Europe Inc.                                                  Delaware
MTV Networks Global Services Inc.                                         Delaware
MTV Networks GmbH                                                         Germany
MTV Networks Japan B.V.                                                   Netherlands
MTV Networks Latin America Inc.                                           Delaware
MTV Networks Productions B.V.                                             Netherlands
MTV Networks SARL                                                         France
MTV Networks Shopping Inc.                                                Delaware
MTV Networks South Africa Inc.                                            Delaware
MTV Networks Srl                                                          Italy
MTV Russia Holdings Inc.                                                  Delaware
MTV SA LDC                                                                Cayman Islands
MTV Songs Inc.                                                            Delaware
MTV Taiwan LDC                                                            Cayman Islands
MTVBVI Inc.                                                               Delaware
MTVi Group, Inc., The                                                     Delaware
MTVi Group, L.P., The                                                     Delaware
MTVN Online Inc.                                                          Delaware
MTVN Online Partner I Inc.                                                Delaware
MTVN Online Partner I LLC                                                 Delaware
MTVN Shopping Inc.                                                        Delaware
MTVN Video Hits Inc.                                                      Delaware
Music By Nickelodeon Inc.                                                 Delaware
Music By Video Inc.                                                       Delaware
N.V. Alrecon                                                              Netherlands
Naked City Productions Inc.                                               Canada (Ontario)
Namparra Ltd.                                                             Ireland
National Advertising Company                                              Delaware

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

SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

Navigare Projectontwikkling B.V.                                          Netherlands
Network Enterprises, Inc.                                                 Tennessee
Network Talent, LLC                                                       Tennessee
Neutronium Inc.                                                           Delaware
New York Subways Advertising Co., Inc.                                    Arizona
Newdon Productions                                                        Illinois
Nick At Nite's TV Land Retromercials Inc.                                 Delaware
Nickelodeon (Deutschland) & Co KG                                         Germany
Nickelodeon (Deutschland) Beteiligungen GmbH                              Germany
Nickelodeon (Deutschland) Verwaltung GmbH                                 Germany
Nickelodeon Animation Studios Inc.                                        Delaware
Nickelodeon Australia Inc.                                                Delaware
Nickelodeon Brasil Inc.                                                   Delaware
Nickelodeon Direct Inc.                                                   Delaware
Nickelodeon Global Network Ventures Inc.                                  Delaware
Nickelodeon Huggings U.K. Limited                                         United Kingdom
Nickelodeon International Ltd.                                            United Kingdom
Nickelodeon Magazines Inc.                                                Delaware
Nickelodeon Movies Inc.                                                   Delaware
Nickelodeon Notes Inc.                                                    Delaware
Nickelodeon Online Inc.                                                   Delaware
Nicki Film Productions, Inc.                                              California
Night Falls Productions Inc.                                              Delaware
North Shore Productions Inc.                                              California
NTA Films, Inc.                                                           New York
NTA, Inc.                                                                 New York
Number One FSC Ltd.                                                       US Virgin Islands
NV Broadcasting (Canada), Inc.                                            Canada (Federal)
NV International, Inc.                                                    Georgia
O & W Corporation                                                         Tennessee
O Good Songs Company                                                      California
Oil Company, The                                                          Delaware
OM/TV Productions Inc.                                                    Delaware
One and Only Joint Venture, The                                           New York
OS Bus, Inc.                                                              Georgia
OS Florida, Inc.                                                          Florida
Oscar S.R.L.                                                              Italy
OSI Tall Wall Media, LLC                                                  California
Our Home Productions Inc.                                                 Delaware
Outatown Productions Inc.                                                 Delaware
Outdoor Communications, Inc.                                              Florida
Outdoor Entertainment, Inc.                                               Tennessee


SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

Outdoor Furniture Nederland B.V.                                          Netherlands
Outdoor Images Limited                                                    United Kingdom
Outdoor Management Network, Inc.                                          California
Outdoor Systems (New York), Inc.                                          New York
Outdoor Systems Electrical Corp.                                          New York
Outdoor Systems Mexido S.A. de C.V.                                       Mexico
Outdoor Systems, Inc.                                                     Delaware
Overseas Services B.V.                                                    Netherlands
Paramount (PDI) Distribution Inc.                                         Delaware
Paramount Advertiser Services Inc.                                        Delaware
Paramount Asia Inc.                                                       Delaware
Paramount British Pictures Limited                                        United Kingdom
Paramount Canadian Productions, Inc.                                      Delaware
Paramount Channel Partnership, The                                        United Kingdom
Paramount Communications Technology Group Inc.                            Delaware
Paramount Digital Entertainment Inc.                                      Delaware
Paramount Film Services Ltd.                                              United Kingdom
Paramount Films B.V.                                                      Netherlands
Paramount Films of Australia Inc.                                         Delaware
Paramount Films of China, Inc.                                            Delaware
Paramount Films of Egypt, Inc.                                            Delaware
Paramount Films of India, Ltd.                                            Delaware
Paramount Films of Italy, Inc.                                            New York
Paramount Films of Lebanon, Inc.                                          New York
Paramount Films of Pakistan Ltd.                                          New York
Paramount Films of Southeast Asia Inc.                                    Delaware
Paramount General Entertainment Australia Inc.                            Delaware
Paramount Home Entertainment (Australasia) Pty. Ltd.                      Australia
Paramount Home Entertainment (Brazil) Limitada                            Brazil
Paramount Home Entertainment (Denmark) I/S                                Denmark
Paramount Home Entertainment (France) S.A.S.                              France
Paramount Home Entertainment (Germany) GmbH                               Germany
Paramount Home Entertainment (Italy) SRL                                  Italy
Paramount Home Entertainment (Korea) Ltd                                  Korea
Paramount Home Entertainment (New Zealand) Ltd.                           Netherlands
Paramount Home Entertainment (Norway) ANS                                 Norway
Paramount Home Entertainment (Spain) S.L.                                 Spain
Paramount Home Entertainment (Sweden) AB                                  Sweden
Paramount Home Entertainment (UK)                                         United Kingdom
Paramount Home Entertainment B.V.                                         Netherlands
Paramount Home Entertainment Inc.                                         Delaware
Paramount Home Entertainment International (Holdings) B.V.                Netherlands


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

SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

Paramount Home Entertainment International B.V.                           Netherlands
Paramount Home Entertainment International Ltd.                           United Kingdom
Paramount Images Inc.                                                     Delaware
Paramount International Netherlands B.V.                                  Netherlands
Paramount LAPTV Inc.                                                      Delaware
Paramount Music Corporation                                               Delaware
Paramount Overseas Productions, Inc.                                      Delaware
Paramount Parks Experience Inc.                                           Nevada
Paramount Parks Inc.                                                      Delaware
Paramount Parks International B.V.                                        Netherlands
Paramount Pay TV Limited                                                  United Kingdom
Paramount Pictures (Australia) Pty. Limited                               Australia
Paramount Pictures (Canada) Inc.                                          Canada (Ontario)
Paramount Pictures (U.K.) Limited.                                        United Kingdom
Paramount Pictures Corporation                                            Delaware
Paramount Pictures Corporation (Canada) Inc.                              Canada (Ontario)
Paramount Production Support Inc.                                         Delaware
Paramount Productions Service Corporation                                 Delaware
Paramount Productions, Inc.                                               Canada (Ontario)
Paramount Show Services International LDC                                 Cayman Islands
Paramount Stations Group Inc.                                             Virginia
Paramount Stations Group of Fort Worth/Dallas Inc.                        Virginia
Paramount Stations Group of Miami Inc.                                    Delaware
Paramount Stations Group of Oklahoma City LLC                             Delaware
Paramount Stations Group of Philadelphia Inc.                             Delaware
Paramount Stations Group of Pittsburgh Inc.                               Delaware
Paramount Stations Group of Wichita Inc.                                  Delaware
Paramount Television International Services, Ltd.                         Bermuda
Paramount Television Limited                                              United Kingdom
Paramount Television Service, Inc.                                        Delaware
Paramount Worldwide Productions Inc.                                      Delaware
Para-Sac Music Corporation                                                Delaware
Park Court Productions, Inc.                                              Delaware
Part-Time Productions Inc.                                                Delaware
PCI Canada Inc.                                                           Delaware
PCI Network Partner II Inc.                                               Delaware
PCI Network Partner Inc.                                                  Delaware
Peppercorn Productions, Inc.                                              Tennessee
Perfect Score Films Inc.                                                  Canada (B.C.)
Permutation Productions Inc.                                              Delaware
Pet II Productions Inc.                                                   Delaware
Plakmax B.V.                                                              Netherlands

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

SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

Plaza Recreation Group Ltd.                                               Canada (B.C.)
PMV Productions Inc.                                                      Delaware
Pocket Books of Canada, Ltd.                                              Canada (Federal)
Pop Productions Inc.                                                      Delaware
Possum Point Incorporated                                                 Delaware
Pottle Productions, Inc.                                                  California
PPC Film Management GmbH                                                  Germany
Premiere House, Inc.                                                      Delaware
Preye, Inc.                                                               California
Proxy Music Corporation                                                   California
PSG of PHA Inc.                                                           Virginia
PT Productions Inc.                                                       Delaware
Publiexterior, S.A. de C.V.                                               Mexico
Publishing FSC Ltd.                                                       US Virgin Islands
R.G.L. Realty Limited                                                     United Kingdom
Radford Studio Center Inc.                                                California
Radio Data Group, Inc.                                                    Virginia
Raianna Productions Inc.                                                  Canada (Federal)
Rat Race USA Inc.                                                         Delaware
Raven Media LLC                                                           Delaware
Real TV Music Inc.                                                        Delaware
Reality Check Productions Inc.                                            Delaware
Reebox Ltd.                                                               Ireland
Remote Productions Inc.                                                   Delaware
Republic Distribution Corporation                                         Delaware
Republic Entertainment Inc.                                               Delaware
Republic Pictures Corporation of Canada, Ltd.                             Canada (Ontario)
Republic Pictures Enterprises, Inc.                                       Delaware
Republic Pictures Netherlands Antilles N.V.                               Netherlands Antilles
Republic Pictures Productions, Inc.                                       California
RH Productions Inc.                                                       California
Ripple Vale Holdings, Limited                                             US Virgin Islands
Ritz Video Film Hire Ltd.                                                 United Kingdom
ROA Media Corp.                                                           Florida
Roadshow Advertising Ltd.                                                 Ireland
Rocks, Inc.                                                               Delaware
RR Films Inc.                                                             Canada (Alberta)
RTV News Inc.                                                             Delaware
RTV News Music Inc.                                                       Delaware
RWS Productions Inc.                                                      Canada (B.C.)
S.I.A. Societa Italiana Affissioni S.R.L.                                 Italy

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

SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

Sagia Productions Inc.                                                    Canada (Ontario)
Salm Enterprises, Inc.                                                    California
San Francisco Walls, Inc.                                                 California
Satellite Holdings Inc.                                                   Delaware
Scarab Publishing Corporation                                             Delaware
SDI Raven LLC                                                             Delaware
Season Four Sentinel Productions Inc.                                     Canada (B.C.)
Season Three Food Productions Inc.                                        Canada (Federal)
Season Three Seven Days Productions Inc.                                  Canada (B.C.)
Season Three Viper Productions Inc.                                       Canada (B.C.)
Season Two CI Productions Inc.                                            Canada  (Ontario)
Season Two Seven Days Productions Inc.                                    Canada (B.C.)
Season Two Soul Food Productions Inc.                                     Canada (Ontario)
Sentinel Productions Inc.                                                 Canada (B.C.)
Sercop, S.A. de C.V.                                                      Mexico
Servicios Administrativos America, S.A. de C.V.                           Mexico
SF Films Inc.                                                             Canada (Ontario)
SFI Song Company                                                          Delaware
Sher Ventures, Inc.                                                       New York
Ship House, Inc.                                                          Florida
Show Works Productions Inc.                                               Delaware
Showtime Networks Inc.                                                    Delaware
Showtime Networks Inc. (U.K.)                                             Delaware
Showtime Networks Middle East Inc.                                        Delaware
Showtime Networks Satellite Programming Company                           California
Showtime Online Inc.                                                      Delaware
Showtime Satellite Networks Inc.                                          Delaware
Showtime UK Holdings Limited                                              United Kingdom
Showtime/Sundance Holding Company Inc.                                    Delaware
SIFO One Inc.                                                             Delaware
SIFO Two Inc.                                                             Delaware
Signways Holdings Limited                                                 Ireland
Simon & Schuster (Australia) Pty. Limited                                 Australia
Simon & Schuster (U.K.) Limited                                           United Kingdom
Simon & Schuster Global Services Inc.                                     Delaware
Simon & Schuster International Inc.                                       Delaware
Simon & Schuster Limited                                                  United Kingdom
Simon & Schuster of Canada (1976) Ltd.                                    Canada (Federal)
Simon & Schuster, Inc.                                                    New York
Sirens Productions Inc.                                                   Canada (Ontario)
SJ Films Inc.                                                             Canada (Ontario)
Sky Blue Investments, Limited                                             Jersey

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

SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

SMA 2002 S.P.A.                                                           Italy
SMAFER S.P.A.                                                             Italy
SNI Development Corp.                                                     Delaware
Snow Day Productions Inc.                                                 Canada (Alberta)
SOAF Films Inc.                                                           Canada (Ontario)
Soapmusic Company                                                         Delaware
Societa Manifestied Affissioni S.P.A.                                     Italy
SonicNet L.L.C.                                                           Delaware
Southeastern Home Video, Inc.                                             Delaware
Spain Consolidated                                                        Spain
Spark Network Services, Inc.                                              Delaware
Spelling Daytime Songs Inc.                                               Delaware
Spelling Daytime Television Inc.                                          Delaware
Spelling Entertainment Group Inc.                                         Delaware
Spelling Entertainment Inc.                                               Delaware
Spelling Films Inc.                                                       Delaware
Spelling Films Music Inc.                                                 Delaware
Spelling Pictures Inc.                                                    Delaware
Spelling Satellite Networks, Inc.                                         California
Spelling Television (Canada) Inc.                                         Canada (B.C.)
Spelling Television Inc.                                                  Delaware
Spelling Television Quebec Inc.                                           Canada (Federal)
Sport Pages Productions Inc.                                              Canada (B.C.)
Spy Productions Inc.                                                      Canada (Ontario)
Starfish Productions Inc.                                                 Florida
Stargate Acquisition Corp.                                                Delaware
State of Mind Inc.                                                        Delaware
Station Holdings B, Inc.                                                  Delaware
Stations Communicatie B.V.                                                Netherlands
STLD Productions Inc.                                                     Canada (Ontario)
Stranglehold Productions, Inc.                                            California
Streak Productions Inc.                                                   Canada (Ontario)
Street Information Systems, Inc., The                                     Florida
SU 2 Productions Inc.                                                     Canada (Ontario)
Sunn Classic Pictures, Inc.                                               Utah
Sunset Beach Productions, Inc.                                            Delaware
Superstar Productions USA Inc.                                            Delaware
Sweetwater Productions Inc.                                               Canada (B.C.)
T & R Payroll Company                                                     Delaware
T.V. Factory, Inc., The                                                   New York
Talent Court Productions, Inc.                                            Delaware
TC Productions Inc.                                                       Delaware

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

SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

TDI (BP) Limited                                                          United Kingdom
TDI (FB) Limited                                                          United Kingdom
TDI Advertising Limited                                                   United Kingdom
TDI Buses Limited                                                         United Kingdom
TDI France Holding SAS                                                    France
TDI Holdings Limited                                                      United Kingdom
TDI International, Inc.                                                   Delaware
TDI Italia S.R.L.                                                         Italy
TDI Likkuvat Mediat Oy                                                    Finland
TDI Mail Holdings Limited                                                 Northern Ireland
TDI Media B.V.                                                            Netherlands
TDI Metro (NI) Limited                                                    Northern Ireland
TDI Metro, Ltd.                                                           Ireland
TDI Nederland N.V.                                                        Netherlands
TDI Netherlands B.V.                                                      Netherlands
TDI Northwest, Inc.                                                       Washington
TDI Transit Advertising Limited                                           United Kingdom
TDI Worldwide, Inc.                                                       Delaware
Tecno System 2000 S.R.L.                                                  Italy
Tele-Vu Ltee.                                                             Canada (Federal)
Texas Infinity Broadcasting L.P.                                          Delaware
Texas Infinity Radio L.P.                                                 Delaware
They Productions Inc.                                                     Delaware
Things of the Wild Songs Inc.                                             Delaware
Thinner Productions, Inc.                                                 Delaware
Thirteenth Century Corporation                                            Delaware
Thirtieth Century Corporation                                             Delaware
Three Productions Inc.                                                    Canada (B.C.)
Thunder, Inc.                                                             Delaware
Times Square Displays, LLC                                                New York
Titus Productions, Inc.                                                   California
TMI International B.V.                                                    Netherlands
TMRG, Inc.                                                                Delaware
TNN Classic Sessions, Inc.                                                Delaware
TNN Productions, Inc.                                                     Delaware
Toe-To-Toe Productions Inc.                                               Delaware
Topper Productions, Inc.                                                  California
Torand Payroll Company                                                    Delaware
Torand Productions Inc.                                                   Delaware
Total Warehouse Services Corporation                                      Delaware
Trans S.A.                                                                France
Tredegars Home Entertainment Limited                                      United Kingdom

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

SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

TRF III Entertainment, Inc.                                               Delaware
Triohurst Limited.                                                        United Kingdom
TS Video, Inc.                                                            Louisiana
TSM Services Inc.                                                         Delaware
Tunes By Nickelodeon Inc.                                                 Delaware
TV Land Canada Holding Inc.                                               Delaware
TV Scoop Inc.                                                             Delaware
Two of Us Films Inc.                                                      Canada (Ontario)
Two Productions, Inc.                                                     Delaware
U Just U Publishing, Inc.                                                 California
U Music, Inc.                                                             California
UCGI, Inc.                                                                Delaware
UGJ Productions Inc.                                                      Delaware
UI Video Stores, Inc.                                                     Colorado
United Paramount Network, The (UPN)                                       Delaware
Universal American Corporation                                            Delaware
UPN Holding Company, Inc.                                                 California
UPN Properties, Inc.                                                      California
Uptown Productions Inc.                                                   Delaware
VE Development Company                                                    Delaware
VE Drive Inc.                                                             Delaware
VE Television Inc.                                                        Delaware
VH-1 Television GmbH & Co OHG                                             Germany
VH-1 Television Verwaltung GmbH                                           Germany
VI Services Corporation                                                   Delaware
VIA Aircraft Management Inc.                                              Delaware
Viacom A.G.                                                               Switzerland
Viacom Animation of Korea Inc.                                            Delaware
Viacom Asia Inc.                                                          Delaware
Viacom Brand Solutions Limited                                            United Kingdom
Viacom Brasil Holdings Limitada                                           Brazil
Viacom Broadcasting of Seattle Inc.                                       Delaware
Viacom Camden Lock Inc.                                                   Delaware
Viacom Canada Limited                                                     Canada (Federal)
Viacom Canadian Productions Inc.                                          Canada (Ontario)
Viacom Communications Services, Inc.                                      Delaware
Viacom Consumer Products Inc.                                             Delaware
Viacom Consumer Products Ltd.                                             United Kingdom
Viacom Corporate Services Inc.                                            Delaware
Viacom DBS Inc.                                                           Delaware
Viacom Employee Services Inc.                                             Delaware
Viacom Enterprises Canada Ltd.                                            Canada (Federal)

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

SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

Viacom Entertainment Canada Inc.                                          Canada (Ontario)
Viacom Executive Services Corporation                                     Delaware
Viacom Film Funding Company Inc.                                          Delaware
Viacom Finanz AG                                                          Switzerland
Viacom First Run Development Company Inc.                                 Delaware
Viacom First Run Limited                                                  Delaware
Viacom Global Services Inc.                                               Delaware
Viacom HA! Holding Company                                                Delaware
Viacom Holdings (Germany) B.V.                                            Germany
Viacom Holdings (Germany) II B.V.                                         Germany
Viacom IDA Inc.                                                           Delaware
Viacom International (Netherlands) B.V.                                   Netherlands
Viacom International Canada Ltd.                                          Canada (Ontario)
Viacom International Holdings B.V.                                        Netherlands
Viacom International Inc.                                                 Delaware
Viacom International Limited                                              United Kingdom
Viacom International Pty. Limited                                         Australia
Viacom IRB Acquisition Inc.                                               Delaware
Viacom Japan Inc.                                                         New York
Viacom K-Band Inc.                                                        Delaware
Viacom Limited                                                            New Zealand
Viacom Middle East Holdings VOF                                           Netherlands Antilles
Viacom Networks Europe Inc.                                               Delaware
Viacom Networks Inc.                                                      New York
Viacom Outdoor Canada Inc.                                                Canada (Federal)
Viacom Outdoor Group Canada Inc.                                          Canada (Ontario)
Viacom Outdoor Group Inc.                                                 Delaware
Viacom Outdoor Inc.                                                       Delaware
Viacom Outdoor Sports Marketing Inc.                                      Delaware
Viacom Phoenix Inc.                                                       Delaware
Viacom Pictures Development Company                                       Delaware
Viacom Pictures Inc.                                                      Delaware
Viacom Pictures Movie Music Inc.                                          Delaware
Viacom Pictures Overseas Inc.                                             Delaware
Viacom Pictures Songs Inc.                                                Delaware
Viacom Productions Inc.                                                   Delaware
Viacom Realty Corporation                                                 Delaware
Viacom Receivables Funding I Corporation                                  Delaware
Viacom Receivables Funding II Corporation                                 Delaware
Viacom Receivables Funding III Corporation                                Delaware
Viacom Retail Stores, Inc.                                                Delaware
Viacom Satellite News Inc.                                                Delaware


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

SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

Viacom Services Inc.                                                      Delaware
Viacom Shopping Inc.                                                      Delaware
Viacom Telecommunications (D.C.) Inc.                                     Delaware
Viacom Television Stations Group of San Francisco Inc.                    Virginia
Viacom Television Stations Inc.                                           Delaware
Viacom UK Limited                                                         United Kingdom
Viacom VHENO GmbH                                                         Germany
Viacom Video-Audio Communicacoes Limitada                                 Brazil
Viacom VOF                                                                Netherlands Antilles
Viacom World Wide Ltd.                                                    New York
Viacom/Westinghouse of PA Inc.                                            Delaware
Via-Sac Music Inc.                                                        Delaware
Viasem Brasil Holdings Limitada                                           Brazil
Video Club (G.B.) Limited                                                 United Kingdom
Video Store (Jersey) Limited                                              Channel Islands
Viper Productions Inc.                                                    Canada (B.C.)
VISI Services Inc.                                                        Delaware
Vision Productions, Inc.                                                  New York
VJK Inc.                                                                  Delaware
VNM Inc.                                                                  Delaware
VP Direct Inc.                                                            Delaware
VP Programs Inc.                                                          California
VSC Communications Inc.                                                   Delaware
VSC Compositions Inc.                                                     New York
VSC Music Inc.                                                            New York
Washington Outdoor Advertising, Inc.                                      Washington
Western Row Properties, Inc.                                              Ohio
Westinghouse (New Zealand) Ltd.                                           New Zealand
Westinghouse Beverage Group                                               Delaware
Westinghouse Canada Holdings L.L.C.                                       Delaware
Westinghouse CBS Holding Company, Inc.                                    Delaware
Westinghouse Electric Corporation                                         Delaware
Westinghouse Electric GmbH, Birsfelden                                    Switzerland
Westinghouse Foreign Sales Corporation                                    Barbados
Westinghouse Holdings Corporation                                         Delaware
Westinghouse Investment Corporation                                       Delaware
Westinghouse Irish Holdings, Limited                                      Ireland
Westinghouse Licensing Corporation                                        Pennsylvania
Westinghouse Pictures, Inc.                                               Delaware
Westinghouse Reinvestment Company L.L.C.                                  Delaware
Westinghouse Wireless Communications Products, SRL de CV                  Mexico
Westinghouse World Investment Corporation                                 Delaware


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

SUBSIDIARY NAME                                                           PLACE OF INCORPORATION OR
                                                                          ORGANIZATION

Westside Amphitheater Corporation, The                                    Arizona
W-F Productions, Inc.                                                     Delaware
White Island Music Limited                                                United Kingdom
Wilshire Court Productions, Inc.                                          Delaware
Wilshire Entertainment Inc.                                               Delaware
Wilshire/Hauser Company                                                   Delaware
Wilson-Curtis, Inc.                                                       Missouri
WL Films Inc.                                                             Canada (Ontario)
Woburn Insurance Ltd.                                                     Bermuda
Woodhead-Faulkner (Publishers) Limited                                    United Kingdom
World Entertainment Corp.                                                 New York
World Sports Enterprises                                                  Tennessee
World Volleyball League, Inc.                                             New York
Worldvision Enterprises (France) S.A.R.L.                                 France
Worldvision Enterprises (United Kingdom), Ltd.                            New York
Worldvision Enterprises de Venezuela                                      Venezuela
Worldvision Enterprises Latino-Americana, S.A.                            Panama
Worldvision Enterprises of Australia, Pty., Ltd.                          Australia
Worldvision Enterprises of Canada, Limited                                New York
Worldvision Enterprises, GmbH                                             Germany
Worldvision Enterprises, Inc.                                             New York
Worldvision Filmes do Brasil, Ltda.                                       Brazil
Worldvision Foreign Sales Corporation                                     Virgin Islands
Worldvision Home Video, Inc.                                              New York
Worldwide Productions, Inc.                                               Delaware
WPIC Corporation                                                          Delaware
WT Animal Music Inc.                                                      Delaware
WT Productions Inc.                                                       Delaware
WV Productions, Inc.                                                      Delaware
WVI Films B.V.                                                            Netherlands
WVIT Inc.                                                                 Delaware
X-tra Games Ltd.                                                          Ireland
X-tra Music Limited                                                       Ireland
X-tra Vision Properties                                                   Ireland
X-tra Vision Video Films Ltd.                                             Ireland
X-tra Whole Sale Limited                                                  Ireland
Xtra-Vision Ltd.                                                          Ireland
Yellams LDC                                                               Cayman Islands
Young Reader's Press, Inc.                                                Delaware
YP Productions Inc.                                                       Canada (Ontario)
Zoo Films LLC                                                             Delaware

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